Debt	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Debt
Debt
The Company’s outstanding debt is as follows:

December 31,
(In millions)	2017	2016
Short-term:
Commercial paper	$—	$50
Current portion of long-term debt	262	262
	262	312
Long-term:
Senior notes – 2.30% due 2017	—	250
Senior notes – 2.55% due 2018	250	249
Senior notes – 2.35% due 2019	299	299
Senior notes – 2.35% due 2020	498	497
Senior notes – 4.80% due 2021	498	498
Senior notes – 2.75% due 2022	496	—
Senior notes – 3.30% due 2023	348	347
Senior notes – 4.05% due 2023	248	248
Senior notes – 3.50% due 2024	596	596
Senior notes – 3.50% due 2025	496	495
Senior notes – 3.75% due 2026	596	596
Senior notes – 5.875% due 2033	297	297
Senior notes – 4.35% due 2047	492	—
Mortgage – 5.70% due 2035	370	382
Other	3	3
	5,487	4,757
Less current portion	262	262
	$5,225	$4,495

The senior notes in the table above are registered by the Company with the Securities and Exchange Commission, and are not guaranteed.
The Company has established a short-term debt financing program of up to $1.5 billion through the issuance of commercial paper. The proceeds from the issuance of commercial paper are used for general corporate purposes. The Company had no commercial paper outstanding at December 31, 2017.
In January 2017, the Company issued $500 million of 2.75% senior notes due 2022 and $500 million of 4.35% senior notes due 2047. The Company used the net proceeds for general corporate purposes, including the repayment of a $250 million debt maturity in April 2017.
In March 2016, the Company issued $350 million of 3.30% seven-year senior notes. The Company used the net proceeds for general corporate purposes.
The Company and certain of its foreign subsidiaries maintain a $1.5 billion multi-currency five-year unsecured revolving credit facility. The interest rate on this facility is based on LIBOR plus a fixed margin which varies with the Company's credit ratings. This facility expires in November 2020 and requires the Company to maintain certain coverage and leverage ratios which are tested quarterly. There were no borrowings outstanding under this facility at December 31, 2017.
Additional credit facilities, guarantees and letters of credit are maintained with various banks, primarily related to operations located outside the United States, aggregating $624 million at December 31, 2017 and $376 million at December 31, 2016. There was $0 million of outstanding borrowings under these facilities at December 31, 2017 and $1.6 million of outstanding borrowings under these facilities at December 31, 2016.
Scheduled repayments of long-term debt in 2018 and in the four succeeding years are $262 million, $316 million, $514 million, $515 million and $515 million, respectively.
Fair value of Short-term and Long-term Debt
The estimated fair value of the Company’s short-term and long-term debt is provided below. Certain estimates and judgments were required to develop the fair value amounts. The fair value amounts shown below are not necessarily indicative of the amounts that the Company would realize upon disposition, nor do they indicate the Company’s intent or need to dispose of the financial instrument.

	December 31, 2017		December 31, 2016
(In millions of dollars)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short-term debt	$262	$264	$312	$313
Long-term debt	$5,225	$5,444	$4,495	$4,625

The fair value of the Company’s short-term debt consists primarily of commercial paper and term debt maturing within the next year and its fair value approximates its carrying value. The estimated fair value of a primary portion of the Company's long-term debt is based on discounted future cash flows using current interest rates available for debt with similar terms and remaining maturities. Short- and long-term debt would be classified as Level 2 in the fair value hierarchy.